UNITED STATES BANKRUPTCY COURT

DISTRICT OF New Jersey

In Re. Sito Mobile Ltd, Solutions Inc, R&D IP §
§
§
Debtor(s) §

Case No. 20-21435

Lead Case No. 20-21435

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 07/31/2021

Petition Date: 10/08/2020

Months Pending: 10

Industry Classification: 5 1 8 2

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 6

Debtor's Full-Time Employees (as of date of order for relief): 10

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Thomas Candelaria
Signature of Responsible Party

Thomas Candelaria
Printed Name of Responsible Party

09/02/2021
Date

123 Town Square Place, #419, Jersey City NJ 07310
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Sito Mobile Ltd, Solutions Inc, R&D IP Case No. 20-21435

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$233,859	
b.	Total receipts (net of transfers between accounts)	$112,437	$1,300,120
c.	Total disbursements (net of transfers between accounts)	$235,774	$1,403,258
d.	Cash balance end of month (a+b-c)	$110,522	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$235,774	$1,403,258

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$133,896
b.	Accounts receivable over 90 days outstanding (net of allowance)	$102,643
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$110,522
e.	Total assets	$557,922
f.	Postpetition payables (excluding taxes)	$146,428
g.	Postpetition payables past due (excluding taxes)	$83,790
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$146,428
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$1,693,799
m.	Prepetition unsecured debt	$19,048,290
n.	Total liabilities (debt) (j+k+l+m)	$20,888,517
o.	Ending equity/net worth (e-n)	$-20,330,595

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$24,693	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$28,594	
c.	Gross profit (a-b)	$-3,901	
d.	Selling expenses	$0	
e.	General and administrative expenses	$307,528	
f.	Other expenses	$14,195	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$3,711	
j.	Reorganization items	$0	
k.	Profit (loss)	$-366,690	$-1,242,714

Debtor's Name Sito Mobile Ltd, Solutions Inc, R&D IP Case No. 20-21435

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$100,000	$0	$100,000
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Perkins Coi	Other	$0	$50,000	$0	$50,000
	ii	Genova Burns	Other		$50,000	$0	$50,000

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i						
	ii						
c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes

		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$3,711	$40,672
d.	Postpetition employer payroll taxes paid	$3,711	$40,672
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ◯ No ◉

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ◯ No ◉

c. Were any payments made to or on behalf of insiders? — Yes ◯ No ◉

d. Are you current on postpetition tax return filings? — Yes ◯ No ◉

e. Are you current on postpetition estimated tax payments? — Yes ◯ No ◉

f. Were all trust fund taxes remitted on a current basis? — Yes ◉ No ◯

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ◉ No ◯

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ◉ No ◯ N/A ◯

i. Do you have:
- Worker's compensation insurance? — Yes ◉ No ◯
  - If yes, are your premiums current? — Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
- Casualty/property insurance? — Yes ◉ No ◯
  - If yes, are your premiums current? — Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
- General liability insurance? — Yes ◉ No ◯
  - If yes, are your premiums current? — Yes ◉ No ◯ N/A ◯ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ◉ No ◯

Debtor's Name Sito Mobile Ltd, Solutions Inc, R&D IP Case No. 20-21435

k.	Has a disclosure statement been filed with the court?	Yes ⦿ No ◯
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ⦿ No ◯

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Thomas Candelaria	Thomas Candelaria
Signature of Responsible Party	Printed Name of Responsible Party
CEO	09/02/2021
Title	Date

Accrual Basis

SITO Mobile Solutions, Inc.
Profit & Loss
July 2021

	Jul 21
Ordinary Income/Expense	
Income	
5000 · Revenue	
5100 · Media Placement Programs	24,693.27
Total 5000 · Revenue	24,693.27
Total Income	24,693.27
Gross Profit	24,693.27
Expense	
6000 · Operating Expenses	
6149 · Royalties & Applications Costs	
6150 · Program Expenses	
6192 · Sito Program Expenses	23,000.00
Total 6150 · Program Expenses	23,000.00
Total 6149 · Royalties & Applications Costs	23,000.00
6404 · Depreciation and amortization	
8309 · Amort. - Patent Expense	5,593.61
Total 6404 · Depreciation and amortization	5,593.61
6405 · Payroll Expenses	
6406 · Payroll	
6410 · Payroll - Officer	8,333.34
6411 · Payroll - Employees	50,761.68
Total 6406 · Payroll	59,095.02
6420 · Payroll Taxes	
6421 · Social Security Tax (ER)	2,880.10
6422 · Medicare Tax (ER)	673.56
6435 · NJ Unemployment Tax (ER)	157.50
Total 6420 · Payroll Taxes	3,711.16
6430 · Employee Benefits	
6431 · 125 Health Insur. (ER-EE)	7,857.97
6432 · 125 Dental Insur. (ER-EE)	-78.20
6430 · Employee Benefits - Other	-2,133.34
Total 6430 · Employee Benefits	5,646.43
6405 · Payroll Expenses - Other	1,007.62
Total 6405 · Payroll Expenses	69,460.23
7019 · General and administrative	
7020 · Telecom	
7021 · Wireless	300.00
Total 7020 · Telecom	300.00
7030 · Travel & Entertainment	
7033 · Meals	222.87
7034 · Auto/Taxi Expenses	0.00
7035 · Airfare/Train	0.00
7036 · Lodging	0.00
7037 · Parking/Tolls	0.00
Total 7030 · Travel & Entertainment	222.87

Accrual Basis

SITO Mobile Solutions, Inc.
Profit & Loss
July 2021

	Jul 21
7040 · Insurance	
7042 · Insurance - Worker's Comp.	506.80
7045 · Insurance - D & O	304,224.61
Total 7040 · Insurance	304,731.41
7050 · Professional Services	
7057 · SEC Edgarizing/Fiiling Fees	131.00
Total 7050 · Professional Services	131.00
7059 · Admininistrative Expenses	
7080 · Office Supplies/Expense	0.00
7092 · Dues and Subscriptions	279.96
7095 · Bank, Finance & Late Fees	1,385.54
7780 · Software	474.00
Total 7059 · Admininistrative Expenses	2,139.50
Total 7019 · General and administrative	307,524.78
Total 6000 · Operating Expenses	405,578.62
Total Expense	405,578.62
Net Ordinary Income	-380,885.35
Other Income/Expense	
Other Income	
8000 · Other Income	18,684.31
Total Other Income	18,684.31
Other Expense	
8050 · Interest Exp. - Misc.	4,489.00
Total Other Expense	4,489.00
Net Other Income	14,195.31
Net Income	**-366,690.04**

Accrual Basis

SITO Mobile Solutions, Inc.
Profit & Loss
October 8, 2020 through July 31, 2021

	Oct 8, '20 - Jul 31, 21
Ordinary Income/Expense	
Income	
5000 · Revenue	
5009 · Licensing and royalties	
5010 · Licensing and royalties	207,744.41
Total 5009 · Licensing and royalties	207,744.41
5100 · Media Placement Programs	212,737.79
Total 5000 · Revenue	420,482.20
Total Income	420,482.20
Gross Profit	420,482.20
Expense	
6000 · Operating Expenses	
6149 · Royalties & Applications Costs	
6150 · Program Expenses	
6192 · Sito Program Expenses	162,855.68
Total 6150 · Program Expenses	162,855.68
Total 6149 · Royalties & Applications Costs	162,855.68
6404 · Depreciation and amortization	
8309 · Amort. - Patent Expense	93,563.30
8310 · Amort. - Technology	40,416.65
Total 6404 · Depreciation and amortization	133,979.95
6405 · Payroll Expenses	
6406 · Payroll	
6410 · Payroll - Officer	470,000.07
6411 · Payroll - Employees	531,516.41
Total 6406 · Payroll	1,001,516.48
6420 · Payroll Taxes	
6421 · Social Security Tax (ER)	29,876.15
6422 · Medicare Tax (ER)	7,251.00
6424 · CA Unemployment Tax (ER)	1,736.00
6435 · NJ Unemployment Tax (ER)	1,102.50
6437 · NY Unemployment Tax (ER)	638.39
6447 · TX Unemployment Tax (ER)	67.50
Total 6420 · Payroll Taxes	40,671.54
6430 · Employee Benefits	
6431 · 125 Health Insur. (ER-EE)	24,071.28
6432 · 125 Dental Insur. (ER-EE)	4,069.73
6430 · Employee Benefits - Other	-10,128.85
Total 6430 · Employee Benefits	18,012.16
6405 · Payroll Expenses - Other	25,258.66
Total 6405 · Payroll Expenses	1,085,458.84
7019 · General and administrative	
7020 · Telecom	
7021 · Wireless	1,470.00
7023 · Local/Long Dist/Conferencing	175.89

Accrual Basis

SITO Mobile Solutions, Inc.
Profit & Loss
October 8, 2020 through July 31, 2021

	Oct 8, '20 - Jul 31, 21
Total 7020 · Telecom	1,645.89
7030 · Travel & Entertainment	
7033 · Meals	222.87
7034 · Auto/Taxi Expenses	0.00
7035 · Airfare/Train	0.00
7036 · Lodging	0.00
7037 · Parking/Tolls	0.00
Total 7030 · Travel & Entertainment	222.87
7040 · Insurance	
7042 · Insurance - Worker's Comp.	3,871.23
7045 · Insurance - D & O	529,946.85
Total 7040 · Insurance	533,818.08
7050 · Professional Services	
7051 · Legal	
7051.04 · Legal -Bankruptcy	100,000.00
7051.01 · Legal - General	3,588.18
7051 · Legal - Other	-100,000.00
Total 7051 · Legal	3,588.18
7052 · Accounting	5,561.89
7056 · STS Stock Agent	912.35
7057 · SEC Edgarizing/Fiiling Fees	14,727.53
7100 · Market./Consult./Presentations	10,575.00
Total 7050 · Professional Services	35,364.95
7059 · Admininistrative Expenses	
7010 · Office Rent	200.00
7070 · Postage and Delivery	9.50
7080 · Office Supplies/Expense	1,100.00
7085 · Permits & License Fees	115.00
7092 · Dues and Subscriptions	61,125.94
7095 · Bank, Finance & Late Fees	5,714.75
7780 · Software	4,209.36
8350 · Bad Debts Expense	194,973.76
Total 7059 · Admininistrative Expenses	267,448.31
Total 7019 · General and administrative	838,500.10
Total 6000 · Operating Expenses	2,220,794.57
6402 · Server Hosting	31.97
Total Expense	2,220,826.54
Net Ordinary Income	-1,800,344.34
Other Income/Expense	
Other Income	
8000 · Other Income	1,022,228.76
Total Other Income	1,022,228.76
Other Expense	
8050 · Interest Exp. - Misc.	38,059.00
9000 · Misc. Expense	2,981.03

Accrual Basis

SITO Mobile Solutions, Inc.
Profit & Loss
October 8, 2020 through July 31, 2021

	Oct 8, '20 - Jul 31, 21
9001 · State Corporate Taxes	800.00
9003 · Other Taxes	454.08
9018 · Impaired Asset Write-Off	422,304.56
Total Other Expense	464,598.67
Net Other Income	557,630.09
Net Income	**-1,242,714.25**

Accrual Basis

SITO Mobile Solutions, Inc.
Balance Sheet
As of July 31, 2021

	Jul 31, 21
ASSETS	
Current Assets	
Checking/Savings	
1021 · Wells Fargo R&D IP Checking	28,795.36
1011 · Wells Business Checking DIP BK	81,726.87
Total Checking/Savings	110,522.23
Accounts Receivable	
1200 · Accounts Receivable	136,224.00
Total Accounts Receivable	136,224.00
Other Current Assets	
1207 · Accounts Receivable Other	
1398 · Allowance for Bad Debts	-2,327.79
Total 1207 · Accounts Receivable Other	-2,327.79
Total Other Current Assets	-2,327.79
Total Current Assets	244,418.44
Fixed Assets	
1418 · Property and Equipment, Net	
1419 · Property and Equipment	
1420 · Leasehold Improvements	290,873.62
1430 · Office Furniture & Equipment	212,377.07
1440 · Machinery & Equipment	3,190.94
1510 · Computer Equipment/Software	209,972.16
1515 · IVR-Computer Equipment/Software	5,683.63
1522 · Boise Data Center	7,859.19
Total 1419 · Property and Equipment	729,956.61
1570 · Accumulated Depreciation	
1573 · Accum. Dep.-Furn. & Fixtures	-212,377.07
1576 · Accum. Dep.-Mach. & Equip.	-3,190.94
1579 · Accum. Dep.-Soft. & Computers	-209,972.16
1582 · Accum. Dep.-IVR Comp. Equip.	-5,683.63
1585 · Accum. Deprec.-Boise Data Ctr.	-7,859.19
1587 · Accum. Dep.-Leasehold Impro.	-290,873.62
Total 1570 · Accumulated Depreciation	-729,956.61
Total 1418 · Property and Equipment, Net	0.00
Total Fixed Assets	0.00
Other Assets	
1671 · Capitalized Developement Costs	
1675 · Software Developement Costs	4,599,888.31
1676 · Accum. Amort. Soft. Dev. Costs	-4,599,888.31
Total 1671 · Capitalized Developement Costs	0.00
1790 · Patents Application Cost	
1792 · Accum. Amort. - Patent Costs	-2,443,200.63
1790 · Patents Application Cost - Other	2,751,605.97
Total 1790 · Patents Application Cost	308,405.34
1950 · Deposits and other assets	

Accrual Basis

SITO Mobile Solutions, Inc.
Balance Sheet
As of July 31, 2021

	Jul 31, 21
1600 · Security Deposit - Rents	5,098.00
Total 1950 · Deposits and other assets	5,098.00
1980 · Technology	
1980.01 · Technology - Total Costs	970,000.00
1980.02 · Technology - Amortization	-970,000.00
Total 1980 · Technology	0.00
1985 · Customer Relationships	
1985.01 · Customer Relationships - Total	870,000.00
1985.02 · Customer Relationships - Amor.	-870,000.00
Total 1985 · Customer Relationships	0.00
1990 · Backlog	
1990.01 · Backlog - Total Cost	110,000.00
1990.02 · Backlog - Amortization	-110,000.00
Total 1990 · Backlog	0.00
Total Other Assets	313,503.34
TOTAL ASSETS	557,921.78
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
2000 · Accounts Payable	13,123,963.21
Total Accounts Payable	13,123,963.21
Other Current Liabilities	
2004 · Loan from Government PPP	1,292,100.00
2008 · Note Payable	
2008-00 · Hiroaki Aoyama.	521,207.00
2008-16 · Gavin A. Scotti Jr.	410,850.00
2008-15 · Stephen D Baksa	312,659.00
2008-14 · Hiroaki Aoyama	104,160.00
2008-13 · MediaJel	276,721.00
2008-12 · Gavin Scotti, Sr.	100,394.00
2008-11 · Ted Cooper Gardening Service	134,903.00
2008-09 · Stephen D. Baksa	689,012.00
2008-08 · Blackwell Aviation Inc.	136,667.00
2008-07 · Superius Securities Group, Inc.	341,663.00
2008-02 · Medford Bragg	243,343.00
2008-03 · Invenire Partners LP	690,625.00
2008-04 · Edward M Giles	138,859.00
2008-05 · Christopher Scotti	450,772.00
2008-06 · Gavin A Scotti Jr	1,231,485.00
Total 2008 · Note Payable	5,783,320.00
2009 · Accrued Expenses	
2010 · Accrued Expense	612,000.00
2021 · Accrued Interest - N/P	15,462.43
2022 · Accrued Bonus Compensation	65,000.00
2100 · Accrued Payroll	

Accrual Basis

SITO Mobile Solutions, Inc.
Balance Sheet
As of July 31, 2021

	Jul 31, 21
2102 · Accrued Payroll Taxes	27,415.09
2104 · Accrued Payroll - Officer	486,666.75
Total 2100 · Accrued Payroll	514,081.84
Total 2009 · Accrued Expenses	1,206,544.27
Total Other Current Liabilities	8,281,964.27
Total Current Liabilities	21,405,927.48
Total Liabilities	21,405,927.48
Equity	
3001 · Common Stock	25,642.10
3004 · Add.Paid-In Capital - Warrants	-1,061,578.00
3005 · Additional Paid-In Capital	189,721,941.46
3100 · Retained Earnings	-209,118,374.60
Net Income	-415,636.66
Total Equity	-20,848,005.70
TOTAL LIABILITIES & EQUITY	557,921.78

WellsOne® Account

WELLS FARGO

SITO MOBILE SOLUTIONS INC
DEBTOR IN POSSESSION
CH11 CASE #20-21436 (NJ)
123 TOWN SQUARE PL #419
JERSEY CITY NJ 07310-1756

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]6162	$26,114.53	$291,386.24	-$235,773.90	$81,726.87

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/06	100,000.00	WT Seq#89224 Td Ameritrade Clearing /Org=Gavin A Scotti Srf# Ec21070633645587 Trn#210706089224 Rfb# 22879045
	07/07	5,453.14	Majority Strateg Achbatch 6953025 01;02;03;04
	07/13	2,634.04	Site on Time,LLC Sot AP Jul 13 34798 Sito Mobile Solutions,
	07/27	178,949.05	Online Transfer Do 6 Month Deposit and 1St Months Payment Ref #Bb0Bzzhjhz
	07/27	4,350.01	Site on Time,LLC AP Jul 27 34798 Sito Mobile Solutions,
		$291,386.24	**Total electronic deposits/bank credits**
		$291,386.24	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*		*Transaction detail*
	07/01	6,714.23		WT Fed#06004 Deutsche Bank Trus /Drw/Bnf=ADP Client Trust Srf# 0701571421004006 Trn#210701057760 Rfb# 0534595Vv
	07/02	1,066.67		WT Fed#04894 Deutsche Bank Trus /Drw/Bnf=ADP Client Trust Srf# 0702111328004793 Trn#210702050673 Rfb# 0534596Vv
	07/02	417.20	<	Business to Business ACH Debit - ADP Payroll Fees ADP - Fees 210702 662920344658234 Sito Mobile Solutions
	07/06	4,779.96		WT 210706-022167 Bank of America, NE /Bnf=Lisa Patrick Pallack Srf# Gw00000043126112 Trn#210706022167 Rfb# 2192

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	*Posted date*	*Amount*		*Transaction detail*
	07/07	506.80	<	Business to Business ACH Debit - Cna ACH Prem-Pymt 210706 3033560574 Sito Mobile, Ltd
	07/08	452.56	<	Business to Business ACH Debit - The Guardian Jul Gp Ins Jul 01 52161800Be20000 Sito
	07/12	440.75		Client Analysis Srvc Chrg 210709 Svc Chge 0621 000004833796162
	07/13	175.00		Microsoft 6041 EDI Paymnt Jul 12 Z41Fphoocy68 TRN*1*Z41Fphoocy68\
	07/15	299.00		WT Fed#01494 Jpmorgan Chase Ban /Ftr/Bnf=Limegoat Srf# July Invoice 000 Trn#210714209459 Rfb# 2193
	07/16	77.65	<	Business to Business ACH Debit - ADP Payroll Fees ADP - Fees 210716 10Fix 3302438 Sito Mobile Solutions
	07/19	17,505.21		WT Fed#04511 Deutsche Bank Trus /Drw/Bnf=ADP Client Trust Srf# 0719237450003764 Trn#210719050275 Rfb# 6400171086
	07/19	6,714.22		WT Fed#04107 Deutsche Bank Trus /Drw/Bnf=ADP Client Trust Srf# 0719236992003627 Trn#210719048231 Rfb# 0714900Vv
	07/20	1,066.67		WT Fed#03510 Deutsche Bank Trus /Drw/Bnf=ADP Client Trust Srf# 0720292121003460 Trn#210720038984 Rfb# 0714901Vv
	07/20	9,665.16	<	Business to Business ACH Debit - Cigna Edge Trans Collection 601700518073 Sito Mobile Solutions,
	07/23	6,300.00		WT 210723-095909 Bank of America, NE /Bnf=Lisa Patrick Pallack Srf# July Expense Rei Trn#210723095909 Rfb# 2194
	07/23	131.00	<	Business to Business ACH Debit - Edgar Agents, Ll Sale 210723 Sito Mobile
	07/27	178,949.05		WT Fed#08157 Commerce Bank /Ftr/Bnf=Lockton Founders Series of Lockton Srf# Invoice 20226573 Trn#210727192555 Rfb# 2195
	07/30	512.77	<	Business to Business ACH Debit - ADP Payroll Fees ADP - Fees 210730 662920346875103 Sito Mobile Solutions
		$235,773.90		**Total electronic debits/bank debits**
		$235,773.90		**Total debits**

< ***Business to Business ACH:*** *If this is a business account, this transaction has a return time frame of one business day from post date. This time frame does not apply to consumer accounts.*

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/30	26,114.53	07/08	117,630.25	07/19	95,052.46
07/01	19,400.30	07/12	117,189.50	07/20	84,320.63
07/02	17,916.43	07/13	119,648.54	07/23	77,889.63
07/06	113,136.47	07/15	119,349.54	07/27	82,239.64
07/07	118,082.81	07/16	119,271.89	07/30	81,726.87

Average daily ledger balance **$86,974.31**

Commercial Business Checking

Account number: [redacted]6483 ■ July 1, 2021 - July 31, 2021 ■ Page 1 of 1

WELLS FARGO

SITO MOBILE R&D IP, LLC
123 TOWN SQUARE PL #419
JERSEY CITY NJ 07310-2778

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (347)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Commercial Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]6483	$207,744.41	$0.00	-$178,949.05	$28,795.36

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/27	178,949.05	Online Transfer Do 6 Month Deposit and 1St Months Payment Ref #Bb0Bzzhjhz
		$178,949.05	**Total electronic debits/bank debits**
		$178,949.05	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
06/30	207,744.41	07/27	28,795.36

Average daily ledger balance **$178,881.66**

☑ IMPORTANT ACCOUNT INFORMATION

Effective September 1, 2021, the non-Wells Fargo ATM balance inquiry fee will increase from $2.00 to $2.50, and the non-Wells Fargo ATM transfer fee will increase from $2.00 to $2.50. To avoid these fees, monitor your balances and transfer money by accessing Wells Fargo ATMs, calling the number on the back of your card, and using Wells Fargo Online® or the Wells Fargo Mobile® app. Availability may be affected by your mobile carrier's coverage area. Your mobile carrier's message and data rates may apply. These fees may not be applicable to all customers and may vary depending on the type of Account you have. For more details, refer to the applicable Wells Fargo Fee and Information Schedule for your Account.

SITO Mobile Solutions, Inc.

Reconciliation Summary

1021 · Wells Fargo R&D IP Checking, Period Ending 07/31/2021

		Jul 31, 21
Beginning Balance		207,744.41
Cleared Transactions		
Checks and Payments - 1 item	-178,949.05	
Total Cleared Transactions	-178,949.05	
Cleared Balance		**28,795.36**
Register Balance as of 07/31/2021		28,795.36
Ending Balance		28,795.36

SITO Mobile Solutions, Inc.

Reconciliation Detail

1011 · Wells Business Checking DIP BK, Period Ending 07/31/2021

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						26,114.53
Cleared Transactions						
Checks and Payments - 18 items						
Check	07/01/2021	dm	ADP Taxes	X	-6,714.23	-6,714.23
Check	07/02/2021	dm	Direct Deposit	X	-1,066.67	-7,780.90
Check	07/02/2021	dm	ADP Fees	X	-417.20	-8,198.10
Bill Pmt -Check	07/06/2021	dm	Patrick, Lisa (Exp. R...	X	-4,779.96	-12,978.06
Check	07/07/2021	dm	CNA	X	-506.80	-13,484.86
Bill Pmt -Check	07/08/2021	dm	Guardian (Dental)	X	-452.56	-13,937.42
Check	07/12/2021	dm	Client Analysis Servi...	X	-440.75	-14,378.17
Bill Pmt -Check	07/13/2021	DM	Microsoft 365	X	-175.00	-14,553.17
Bill Pmt -Check	07/15/2021	dm	LimeGoat	X	-299.00	-14,852.17
Check	07/16/2021	dm	ADP Fees	X	-77.65	-14,929.82
Check	07/19/2021	dm	Direct Deposit	X	-17,505.21	-32,435.03
Check	07/19/2021	dm	ADP Taxes	X	-6,714.22	-39,149.25
Bill Pmt -Check	07/20/2021	dm	Cigna HealthCare	X	-9,665.16	-48,814.41
Check	07/20/2021	dm	Direct Deposit	X	-1,066.67	-49,881.08
Bill Pmt -Check	07/23/2021	dm	Patrick, Lisa (Exp. R...	X	-6,300.00	-56,181.08
Bill Pmt -Check	07/23/2021	dm	Edgar Agents, LLC	X	-131.00	-56,312.08
Bill Pmt -Check	07/27/2021	dm	Lockton Companies,...	X	-178,949.05	-235,261.13
Check	07/30/2021	dm	ADP Fees	X	-512.77	-235,773.90
Total Checks and Payments					-235,773.90	-235,773.90
Deposits and Credits - 5 items						
Deposit	07/06/2021			X	100,000.00	100,000.00
Deposit	07/13/2021			X	2,634.04	102,634.04
Deposit	07/27/2021			X	4,350.01	106,984.05
Deposit	07/27/2021			X	5,453.14	112,437.19
Transfer	07/27/2021			X	178,949.05	291,386.24
Total Deposits and Credits					291,386.24	291,386.24
Total Cleared Transactions					55,612.34	55,612.34
Cleared Balance					55,612.34	81,726.87
Register Balance as of 07/31/2021					55,612.34	81,726.87
Ending Balance					**55,612.34**	**81,726.87**